--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-1)

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-112231             33-3416059
----------------------------         -----------         ----------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)       Identification No.)


4 World Financial Center                                      10281
New York, New York                                         ----------
------------------------                                   (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

         On or about April 29, 2005, the Registrant will cause the issuance and sale of MLCC Series 2005-1 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005, between the Registrant as depositor, Cendant Mortgage Corporation, as servicer and Wells Fargo Bank, N.A., as trustee.



Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                           Item 601(a) of
                           Regulation S-K
     Exhibit No.             Exhibit No.              Description
--------------------------------------------------------------------------------
         1                       4              Pooling and Servicing Agreement,
                                                dated as of April 1, 2005  among
                                                Merrill      Lynch      Mortgage
                                                Investors,  Inc.,  as depositor,
                                                Cendant Mortgage Corporation, as
                                                servicer  and Wells  Fargo Bank,
                                                N.A., as trustee. (In accordance
                                                with Rule 202 of Regulation S-T,
                                                Exhibit  H,  the  mortgage  loan
                                                schedule,   is  being  filed  in
                                                paper  pursuant to a  continuing
                                                hardship exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:    /s/ Tom Saywell
                                              ----------------------------------
                                          Name:  Tom Saywell
                                          Title: Authorized Signatory

Dated: May 16, 2005

                                  EXHIBIT INDEX

  Item 601(a) of    Sequentially Exhibit      Regulation S-K        Numbered
     Number              Exhibit No.            Description           Page
-----------------  ----------------------   -------------------   --------------
       1                     4                  Pooling and             6
                                             ServicingAgreement